UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 13, 2011

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 ASH STREET, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders of Sempra Energy was held on May 13, 2011. At the Annual Meeting, shareholders:

(1)

elected for the ensuing year all twelve of the director nominees;

(2)

ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2011;

(3)

adopted by a majority of votes cast an advisory vote approving the company’s executive compensation as reported in the company’s proxy statement for the Annual Meeting;

(4)

adopted by a majority of votes cast an advisory vote that the company should conduct future advisory votes on executive compensation every year;

(5)

rejected a shareholder proposal to allow shareholders to act by written consent in lieu of a meeting of shareholders;

(6)

rejected a shareholder proposal that the company’s Board of Directors (the “Board”) implement a policy of seeking shareholder approval of certain supplemental executive retirement benefits for senior executives; and

(7)

rejected a shareholder proposal that the Board’s Compensation Committee include sustainability as one of the performance measures for senior executives under the company’s annual and/or long-term incentive plans.

Below are the final voting results.

Proposal 1: Election of Directors

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alan L. Boeckmann	168,675,038	3,918,919	883,417	28,830,334
James G. Brocksmith, Jr.	169,537,437	3,042,856	897,081	28,830,334
Donald E. Felsinger	163,200,052	9,449,640	827,682	28,830,334
Wilford D. Godbold, Jr.	168,883,370	3,663,438	930,566	28,830,334
William D. Jones	169,159,401	3,108,948	1,209,025	28,830,334
William G. Ouchi	163,588,489	8,886,264	1,002,621	28,830,334
Carlos Ruiz	169,759,936	2,699,218	1,018,220	28,830,334
William C. Rusnack	154,820,037	17,612,346	1,044,991	28,830,334
William P. Rutledge	164,069,057	8,354,749	1,053,568	28,830,334
Lynn Schenk	169,400,649	3,046,050	1,030,675	28,830,334
Neal E. Schmale	168,642,208	3,857,562	977,604	28,830,334
Luis M. Téllez	159,136,087	13,393,720	947,567	28,830,334

Proposal 2: Ratification of Independent Registered Public Accounting Firm

Votes
Votes For	199,209,935
Votes Against	2,452,145
Abstentions	645,628

Proposal 3: Advisory Vote on Executive Compensation

Votes
Votes For	129,749,239
Votes Against	42,548,987
Abstentions	1,179,148
Broker Non-Vote	28,830,334

Proposal 4: Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

Votes
Votes For Every Year	151,273,155
Votes For Every Two Years	2,699,288
Votes For Every Three Years	18,212,477
Abstentions	1,292,454
Broker Non-Vote	28,830,334

Proposal 5: Shareholder Proposal to Allow Shareholder Action by Written Consent

Votes
Votes For	63,843,629
Votes Against	108,047,610
Abstentions	1,586,135
Broker Non-Vote	28,830,334

Proposal 6: Shareholder Proposal Regarding Retirement Benefits for Senior Executives

Votes
Votes For	56,602,142
Votes Against	115,473,709
Abstentions	1,401,523
Broker Non-Vote	28,830,334

Proposal 7: Shareholder Proposal Regarding Sustainability as a Performance Measure for Senior Executive Compensation

Votes
Votes For	10,486,686
Votes Against	141,058,240
Abstentions	21,932,448
Broker Non-Vote	28,830,334

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: May 18, 2011	By: /s/ Joseph A. Householder
Joseph A. Householder Senior Vice President, Controller and Chief Accounting Officer

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